                                                                  Exhibit 2.2


                                                                  EXECUTION COPY

                                                      DATED:   September 7, 1996



                            ASSET PURCHASE AGREEMENT



BETWEEN                     RENAL TREATMENT CENTERS -
                              ALABAMA, INC.
                            1180 W. Swedesford Road
                            Suite 300, Building 2
                            Berwyn, PA  19312
                            ( "Buyer")




AND                         PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC.
                            1900 Opelika Road
                            Phenix City, Al 36867
                            ("Seller")


A.        SCOPE             Purchase of Substantially all the Non-Current and
                            Certain Other Assets of Seller's Dialysis Services
                            Business.

B.        PURCHASE PRICE           $6,325,000

C.        AGREEMENT DATE           September 7, 1996

D.        CLOSING DATE             On or prior to September 16, 1996 or as the
                                   parties may agree

E.        EFFECTIVE DATE           August 31, 1996, at 11:59 p.m.
          AND TIME

                            ASSET PURCHASE AGREEMENT
                               TABLE OF CONTENTS
                               -----------------

                                                               PAGE
                                                               ----

PARTIES TO AGREEMENT                                              4

BODY OF AGREEMENT                                                 4


Article One         Sale and Purchase                             4

Article Two         The Assets and Assumed Liabilities            5

Article Three       The Purchase Price                            5

Article Four        The Closing                                   6

Article Five        Representations and Warranties of Seller      7

Article Six         Representations and Warranties of Buyer      13

Article Seven       Seller's Obligations Before Closing          14

Article Eight       Buyer's Obligations Before Closing           16

Article Nine        Conditions Precedent to Buyer's Performance  16

Article Ten         Conditions Precedent to Seller's Performance 18

Article Eleven      Other Agreements                             19

Article Twelve      Fees and Expenses                            24

Article Thirteen    Form of Agreement                            24

Article Fourteen    Parties                                      25

Article Fifteen     Remedies                                     25

Article Sixteen     Notices                                      26

SIGNATURES                                                       27

                            ASSET PURCHASE AGREEMENT
                                  EXHIBIT LIST
                                  ------------
                                  ("EXHIBITS")


1.01                Facilities and Hospitals
2.01                Transferred Assets
2.02                Excluded Assets
2.03                Assumed Liabilities
3.04                Allocation of Purchase Price
4.03                Memorandum of Closing (including
                     form of closing documents)
5.02                Seller's Capital Stock
5.03                Consents and Approvals
5.06                Financial Statements
5.08                Disclosure of Liabilities
5.11                Tangible Asset List
5.12                Contracts
5.14                Patient List
5.15                Physician List
5.16                Insurance Policies
5.18                Litigation and Incident Reports
5.20                Licenses
5.22                Personnel List
5.23                Employee Benefit Plans
7.07                Form of Assignment and Consents Acutes
7.08                Form of Leases
7.09                Medical Director Agreements
9.04                Form of Opinion of Seller's Counsel
9.09                CPA's Report
9.12                Agreements
9.13                Acute Dialysis Agreements
10.04               Form of Opinion of Buyer's Counsel

                            SUPPLEMENTAL INFORMATION
                            ------------------------
                          ("SUPPLEMENTAL INFORMATION")

5.01                Seller's Articles or Certificate
                     of Incorporation and Bylaws
5.06(ii)            Tax Returns
5.06(iii)           HCFA Form 265
5.12                Copies of Contracts
5.18                Incident Reports
5.19                Medicare and Other Surveys,
                     Reports and Deficiency Notices

                            ASSET PURCHASE AGREEMENT


THIS ASSET PURCHASE AGREEMENT ("Agreement") is made as of the 7th day of September, 1996, between RENAL TREATMENT CENTERS - ALABAMA, INC., 1180 W. Swedesford Road, Suite 300, Building 2, Berwyn, Pennsylvania 19312 ("Buyer") and PHENIX CITY NEPHROLOGY REFERRAL CENTER, INC., 1900 Opelika Road, Phenix City, AL 36867 "Seller").


                                  WITNESSETH:
                                  ----------


NOW THEREFORE, in consideration of the covenants and promises contained in this Agreement and intending to be legally bound, the parties agree as follows:


                                  ARTICLE ONE

                               SALE AND PURCHASE

1.01 The Business
     ------------

The subject of this Agreement is Seller's dialysis services business ("Business") consisting of the provision of outpatient dialysis services by and through the dialysis facilities ("Facilities") as provided in attached Exhibit
                                                                       -------
1.01 and dialysis services under arrangement with the hospitals ("Hospitals") as
----
provided in attached Exhibit 1.01.
                     ------------

1.02 Sale and Purchase of Assets
     ---------------------------

Subject to the terms and conditions of this Agreement, at the Closing as provided in Article Four, Seller shall sell, assign and transfer to Buyer and Buyer shall buy the Assets of the Business, as provided in Section 2.01, free and clear of any liabilities, security interests, liens, claims, and encumbrances, except the Assumed Liabilities as provided in Section 2.03, and liens for accrued but unpaid taxes not yet due and payable to be paid by Seller when due.

                                 ARTICLE TWO

                       THE ASSETS AND ASSUMED LIABILITIES

2.01  The Assets
      ----------

The assets ("Assets") to be sold, assigned and transferred to Buyer consist of all of the assets and properties of the Business of every kind, character, and description, whether tangible, intangible, personal or mixed and wherever located, including those as provided in attached Exhibit 2.01, but excluding the
                                                 ------------
Excluded Assets as provided in Section 2.02.

2.02  Excluded Assets
      ---------------

Specifically excluded from the Assets are the assets and properties as provided in attached Exhibit 2.02 and no others.
            ------------

2.03  Assumed Liabilities
      -------------------

The liabilities to be assumed by Buyer (the "Assumed Liabilities") are as provided in attached Exhibit 2.03 and no others. Buyer shall not assume any
                     ------------
other liability or obligation of Seller, including, without limitation, any liability or obligation with respect to any litigation disclosed on Exhibit
5.08.  On the Closing Date, Buyer shall assume the Assumed Liabilities.


                                 ARTICLE THREE

                               THE PURCHASE PRICE

3.01  Purchase Price
      --------------

The purchase price ("Purchase Price") for the Assets and the Covenant Not To Compete shall be the sum of six million three hundred twenty-five thousand dollars ($6,325,000), adjusted as provided in Section 3.03.

3.02  Payment of Purchase Price
      -------------------------

The Purchase Price shall be paid as follows: (i) $1,897,500.00 at Closing by wire transfer to Seller's specified bank account; and (ii) a Note issued by Buyer in favor of Seller in the principal amount of $4,427,500.00, at a rate of interest of 5.5% per annum, payable by wire transfer on January 3, 1997, in form of Exhibit 3.02 hereof.

3.03  Adjustmnet of Purchase Price
      ----------------------------

(a) The Purchase Price shall be adjusted at Closing as follows: at the Closing, Seller and Buyer shall jointly prepare a statement (the "Statement of Adjustments") in form as provided in attached Exhibit 4.03, setting forth all
                                              ------------
expenses pre-paid by Seller which will benefit Buyer, and accrued compensable employee vacation and sick pay not yet due and payable of Seller as of the Closing Date. In the event that Seller and Buyer cannot agree on the Statement of Adjustments, the parties shall within thirty (30) days of the Closing Date jointly choose an independent accounting firm of national stature which shall prepare the Statement of Adjustments on the foregoing basis, and whose determination shall be conclusive and binding on all parties and whose fees shall be paid equally by Seller and Buyer. In the event that the parties cannot agree upon the identity of such accounting firm, Coopers & Lybrand and Aronhalt, Stringer & Company shall jointly choose such accounting firm. The Purchase Price payable on the Closing Date shall be increased or decreased, as the case may be, on a dollar-for-dollar basis equal to the amount, if any, by which such vacation and sick pay fail to equal or exceed such pre-paid expenses. Such adjustment shall be satisfied by payment by Seller or Buyer, as the case may be, equal to the amount of the adjustment, which payment shall be made on the Closing Date or within fifteen (15) days after determination by the third-party auditor.

(b) Personal property ad valorem taxes and all other items such as utility charges, fees for transferable licenses, assumed liabilities, and obligations assumed by Buyer reflected on Exhibit 2.03, and equipment maintenance charges, etc., as applicable, shall be pro-rated as between Seller and Buyer, as of the Effective Date, either at Closing, or subsequently thereto, as and when a payment, bill or invoice is presented with respect to same.
3.04 Allocation of Purchase Price
     ----------------------------

The Purchase Price (and all other capitalizable costs) shall be allocated (for all purposes including financial accounting and tax purposes) as provided in attached Exhibit 3.04.
         ------------


                                  ARTICLE FOUR

                                  THE CLOSING

4.01 Place of Closing
     ----------------

Closing and settlement of this transaction ("Closing") shall take place at the offices of Jacob Beil, Esquire, Suite 301, Heritage Tower, 18 Ninth Street, Columbus, Georgia 31902.

4.02 Closing Date
     ------------

The execution of this Agreement shall take place on September 7, 1996. Pre-Closing shall commence at 6:00 a.m. on September 15, 1996 and Closing shall commence at 9:00 a.m. on

September 16, 1996 (the "Closing Date"). Upon consummation of Closing, Closing shall be deemed effective as of 11:59 p.m. on August 31, 1996.

4.03  Memorandum of Closing
      ---------------------

On the Closing Date, the parties shall execute a Memorandum of Closing, in form as provided in attached Exhibit 4.03, which shall state the events that occurred
                        ------------
at the Closing. All transactions at the Closing shall be considered to take place simultaneously. No delivery shall be considered to be made until all transactions are completed.

4.04  Deliveries at Closing
      ---------------------

(i)   Seller's Obligations.  At the Closing, Seller shall deliver to Buyer and
      --------------------
its counsel the items as provided in attached Exhibit 4.03 against delivery
                                              ------------
of the items by Buyer as provided in Subsection 4.04(ii).


(ii)  Buyer's Obligations.  At the Closing, Buyer shall deliver to seller and
      -------------------
its counsel the items as provided in attached Exhibit 4.03 against delivery of
                                              ------------
the items by Seller as provided in Subsection 4.04(i).


                                  ARTICLE FIVE

                    REPRESENTATIONS AND WARRANTIES OF SELLER

To induce Buyer to enter into this Agreement, Seller makes the following representations and warranties to Buyer:

5.01  Organization
      ------------

Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Alabama. Copies of Seller's articles of incorporation and bylaws, as amended to date, have been delivered to Buyer, are true, correct and complete, and are in full force and effect.

5.02  Capitalization and Ownership
      ----------------------------

The authorized, issued, and outstanding capital stock of Seller is held as provided in attached Exhibit 5.02. Seller has no interest in any corporation,
                     ------------
partnership, joint venture or other legal entity.

5.03  Authority
      ---------

Seller has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement, and no further approvals or consents of any persons are necessary in connection with the performance of its obligations under this Agreement except as set forth in Exhibit 5.03 hereto.
                                                        ------------
The execution and delivery of this Agreement and the consummation of this transaction by Seller have been duly authorized by its Board of Directors. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid, and binding obligation of Seller enforceable in accordance with its terms.

5.04  No Breach or Violation
      ----------------------

The execution and delivery of this Agreement do not and consummation of the transactions contemplated by this Agreement and compliance with the terms of this Agreement by Seller will not result in or constitute any of the following:
(i) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of the articles of incorporation or bylaws of Seller, or any document, agreement, instrument, or arrangement to which Seller is a party or by which Seller is bound; (ii) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Seller unless such obligations are to be satisfied at Closing; or (iii) the creation or imposition of any lien, charge, or encumbrance on any of the Assets.

5.05  Title
      -----

Seller is presently the owner, beneficially and of record, of good and marketable title to the Assets free and clear of all liens, security interests, restrictions, claims, and encumbrances.

5.06  Financial Information
      ---------------------

(i) Seller has delivered to Buyer a true, correct and complete copy of the financial statements as provided in attached Exhibit 5.06 ("Financial
                                             ------------
Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated, and fairly present the financial condition and the results of operation of Seller for the periods indicated.

(ii) Seller has delivered to Buyer a correct and complete copy of its U.S. Income Tax Returns, filed by Seller for tax years ending December 31, 1993, December 31, 1994, and December 31, 1995.

(iii) Seller has delivered to Buyer a correct and complete copy of HCFA Form 265, Renal Dialysis Facility Statistical Data, for the Facility for Fiscal years ending December 31, 1993, December 31, 1994, and December 31, 1995.

5.07  Sources of Revenue
      ------------------

The source of revenue of the Business consists of reimbursement for dialysis services, items and supplies and related tests, studies, drugs, biologicals and blood provided by and through the Facilities and inpatient dialysis services provided at the Hospitals. Other than miscellaneous income derived from vending machines and rental income from Renal Associates, P.C., there are no other sources of revenue of the Business, other than interest and dividend income reflected on the U.S. Income Tax Returns described in Section 5.06(ii) above.

5.08  No Undisclosed Liabilities and Solvency
      ---------------------------------------

(i) Seller has no liability or obligation of any nature, whether due or to become due, absolute, contingent or otherwise, including liabilities for or in respect of federal, state and local taxes and any interest or penalties relating thereto, except (a) to the extent fully reflected on the Financial Statements, (b) liabilities incurred in the ordinary course of business since December 31, 1995, or (c) as specifically provided in attached
Exhibit 5.08.
------------

(ii) Seller is solvent, having assets which at a fair valuation exceed its liabilities, and Seller is able to meet its debts as they mature and will not become insolvent as a result of the transactions contemplated hereby. Seller is not entering into the transactions contemplated by this Agreement with the intent to hinder, delay or defraud any entity to which it is indebted. Following consummation of the transactions contemplated by this Agreement, Seller will have sufficient capital and property remaining to conduct the business in which it will thereafter be engaged.

5.09  No Changes
      ----------

Since December 31, 1995, Seller has conducted its business only in the ordinary course. Without limiting the generality of the foregoing sentence, since December 31, 1995, there has not been:

(i) Any change in the financial condition, assets, liabilities, or prospects of Seller, except changes in the ordinary course of business;

(ii) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Assets, Business or prospects of Seller, or any material deterioration in the operating condition of the Assets;

(iii) Any increase in the salaries or other compensation payable or to become payable to (other than increases in the ordinary course of Seller's business), or any advance (excluding advances for ordinary business expenses) or loan to, any employee of Seller, or any increase in, or any addition to, other benefits (including without limitation any bonus, profit-sharing, pension or other plan) to which any of Seller's employees may be entitled; or

(iv) Any change by Seller in any method of accounting or keeping its books of account or accounting practices.

Notwithstanding anything to the contrary hereof, except as to the new lease entered into with respect to the real property on which the Facilities are located, in the form of Exhibit 7.08 hereof and the Medical Director Agreement with Ashok Kumar, M.D., in the form of Exhibit 7.09 hereof.

5.10  Taxes
      -----

Seller has: (i) timely filed, or joined in the filing of, all returns required to be filed by it with respect to all federal, state and local income, payroll, withholding, excise, sales, use, personal property, use and occupancy, business and occupation, mercantile, real estate, capital stock and franchise or other taxes (all the foregoing taxes, including interest and penalties thereon and including estimated taxes, being hereinafter collectively called "Taxes"); (ii) paid all Taxes shown to have become due, whether pursuant to such returns or otherwise; (iii) paid all other Taxes for which a notice of or assessment or demand for payment has been received; and (iv) adequately accrued and reserved for the payment of all Taxes not yet due and payable. To the best of Seller's knowledge, all such returns have been prepared in accordance with all applicable laws and requirements and accurately reflect the taxable income (or other measure of Tax) of the corporation or person filing the same.

5.11  Tangible Assets and Premises
      ----------------------------

Exhibit 5.11 contains a complete and accurate list identifying and specifying
------------
the location of all tangible assets used in the Business. On the Closing Date, the tangible assets used in the Business are in good operating condition and repair, except as provided in Exhibit 5.11. The premises and leasehold improvements of the Facility are in tenantable condition and repair. There exists no defect or condition which interferes with or prevents the use and occupancy of the Facility as a dialysis facility in compliance with law.

5.12  Contracts
      ---------

Except as provided in attached Exhibit 5.12 ("Contracts"), Seller is not party
                               ------------
to or bound by any lease, contract, agreement, or commitment, oral or written, formal or informal, including contracts with any third party payor or state kidney disease program, which is material to the Assets or Business. The Contracts are in full force and effect. The copies of the Contracts delivered to Buyer are correct and complete. There is no default or event that with notice or lapse of time or both would constitute a default by any party to the Contracts. Seller has not received notice that any party to the Contracts intends to terminate any of the Contracts or to exercise or not exercise any option under the Contracts. The Contracts contain the entire agreement between the parties thereto pertaining to the subject matter contained therein; there are no other agreements, representations or understandings between or among Seller and the parties to the Contracts, pertaining to the matters contained therein, which would conflict with the performance of the Contracts.

5.13 Inventory
     ---------

The inventory of Seller consists of items of a quality and quantity useable in the ordinary course of the Business and is no less inventory than necessary to conduct the Business for fourteen (14) business days of the Closing Date.

5.14 Patients
     --------

Attached Exhibit 5.14 is a complete and correct list ("Patient List") of all end
         ------------
stage renal disease ("ESRD") patients ("Patients") of the Facility indicating the age of the patient, the type of service provided and the current utilization rate of such service. All Patients covered by Medicare have elected Method I reimbursement.

5.15 Physicians
     ----------

Attached Exhibit 5.15 is a complete and correct list ("Physician List") of all
         ------------
physicians or groups of physicians ("Physicians") attending or admitting patients to the Facility, indicating the number of patients appearing on the Patient List admitted by each.

5.16 Insurance
     ---------

For the five (5) year period prior to the date of this Agreement, to the best of Seller's knowledge, Seller has maintained adequate insurance for the Business and Assets with respect to risks normally insured against by similar businesses. Attached to Exhibit 5.16 are complete and correct copies of all policies of
            ------------
insurance ("Insurance Policies") of which Seller is the owner, insured or beneficiary, or covering any of the Assets or the Business.

5.17 Compliance with Laws
     --------------------

Seller has complied with, and is not in violation of, applicable federal state or local statutes, laws, and regulations affecting Seller, the Facility, the Business or the Assets.

5.18 Claims and Litigation
     ---------------------

There is no claim, suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation ("Claims and Litigation") pending or to the knowledge of the Seller threatened against or affecting Seller, the Facility, the Business or the Assets. Attached Exhibit 5.18 is a complete and
                                                ------------
correct list of all Claims and Litigation involving Seller during the past two
(2) years. Seller has delivered to Buyer complete and correct copies of all incident reports of Facility for the past two (2) years.

5.19 Medicare Certification
     ----------------------

The Facility is certified under the conditions of coverage and participates in the federal Medicare program as an ESRD facility providing ESRD services indicated on the Patient List. Seller has delivered to Buyer complete and correct copies of all surveys, reports or deficiency notices concerning the Facility by the Medicare program, the state survey agency, the Medicaid program or the Alabama Kidney Disease Program. The Medicare certification of the Facility is in full force and effect and, to the best of Seller's knowledge, no violation of the conditions and standards of coverage, participation or certification exists and, to the best of Seller's knowledge, no event or circumstances exist which, with the giving of notice or passage of time, or both, would constitute a violation thereof.

5.20 Other Licenses and Certificates
     -------------------------------

Complete and correct copies of all other licenses, certifications, accreditation, consents, permits, approvals or certificates of need ("Licenses") held and used in connection with conduct of the Business are attached as Exhibit
                                                                         -------
5.20.  To the best of Seller's knowledge, Seller has all Licenses as are
----
necessary to conduct the Business as now being conducted, and all Licenses are in full force and effect. No violation of any License exists and no event or circumstance exists which, with giving of notice or passage of time, would constitute a violation.

5.21 Overpayments
     ------------

Except as described in Exhibit 5.21, Seller has no liability for any overpayment, refund, discount or adjustment ("Overpayment") in connection with Medicare, Medicaid or any other reimbursement program or third party payor, other than standard and customary Overpayments made in the ordinary course of Seller's business, provided that in the event Overpayments do arise and are paid by Buyer, Seller hereby agrees to reimburse Buyer for such amounts. No reimbursement program or payor has made or threatened any claim for any Overpayment. The Facility has never claimed or received from the Medicare program reimbursement for bad debts.

5.22 Personnel
     ---------

Attached Exhibit 5.22 is a complete and correct list of the names and addresses
         ------------
of all employees, stating the rates or terms of compensation and health and life benefits of each. Seller is not party to any collective bargaining or labor agreement or arrangement. To the knowledge of Seller, there is no work stoppage pending or threatened with respect to Seller, and no application for certification as a collective bargaining agent with respect to Seller is pending or anticipated.

5.23 Employee Benefits
     -----------------

Seller is not under any obligation to make any payment or contribution to a "multi-employer plan" as defined in Section 3(37) of the Employee Retirement Income Security Act ("ERISA"), 29 U.S.C. Section 1002(37), and Seller has no actual or potential liability under Section 4201 of ERISA, 29 U.S.C. Section 1381, for any complete or partial withdrawal from a multiemployer plan. The only retirement, pension, profit sharing, or health or insurance benefit plans ("Plans") of Seller are as provided in attached Exhibit 5.23, which Plans comply
                                                ------------
with the applicable provisions of ERISA.


5.24 Full Disclosure
     ---------------

To the best of Seller's knowledge, none of the representations and warranties made by Seller in the Agreement or in any Exhibit or Supplemental Information furnished or to be furnished by it, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading, which would have a material adverse effect on Seller's business.

5.25 Purchase Price
     --------------

The Purchase Price represents not less than reasonably equivalent value for the purchase of the Assets, the Business and the Covenant Not to Compete.


                                  ARTICLE SIX

                    REPRESENTATIONS AND WARRANTIES OF BUYER

To induce Seller to enter into this Agreement, Buyer makes the following representations and warranties to Seller:

6.01 Organization
     ------------

Buyer is a corporation duly organized, existing, and in good standing under the laws of the State of Delaware and is duly qualified to do business in the Commonwealth of Pennsylvania. Copies of Buyer's certificate of incorporation and bylaws, as amended to date, have been delivered to Seller, are correct and complete and are in full force and effect.

6.02 Authorization
     -------------

Buyer has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and no further approvals or consents of any persons are necessary in connection with it. The execution and delivery of this Agreement and the consummation of this transaction by Buyer have been duly authorized and approved by its board of directors. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms.

6.03 No Breach or Violation
     ----------------------

The execution and delivery of this Agreement do not and the consummation of the transactions contemplated by this Agreement and compliance with the Terms of this Agreement by Buyer will not result in or constitute any of the following:
(i) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of the certificate of incorporation or bylaws of Buyer or any document, agreement, instrument, or arrangement to which Buyer is a party or by which Buyer is bound; or (ii) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Buyer.

6.04 Purchase Price
     --------------

The Purchase Price represents not less than reasonably equivalent value for the purchase of the Assets, the Business and the Covenant Not to Compete.


                                 ARTICLE SEVEN

                      SELLER'S OBLIGATIONS BEFORE CLOSING

Seller agrees that from and after the date of this Agreement and to and including the Closing Date:

7.01 Access to Information
     ---------------------

Buyer and its representatives shall have, at all reasonable times during regular business hours, upon the giving of reasonable notice, access to Seller's premises and to the books and records of Seller, and Seller shall furnish to Buyer and its representatives such financial and operating data, and such other information with respect to the Assets, the Facility and the Business, as Buyer may from time to time reasonably request. In connection therewith, Buyer and its representatives shall be privileged to communicate with Seller's administrators, head nurse, medical director, business office manager and such other persons as Buyer may reasonably request. All such access, investigations and contacts shall be conducted in such manner as not to unreasonably interfere with the normal conduct of Seller's business.

7.02 Conduct of Business
     -------------------

Seller shall conduct the Business diligently and in substantially the same manner as previously conducted. Seller shall not remove, sell, lease or otherwise dispose of any Assets except in the ordinary course of business. Except as reflected on Exhibit 2.02 hereof and except as is otherwise specifically provided herein, Seller shall neither make nor agree to make any material change in the operation or conduct of the Business or the Facility.

7.03 Business Relationships
     ----------------------

Seller shall preserve its business as a going concern and shall use its best efforts to maintain its relationships with all Patients, Physicians and Hospitals. Except as set forth herein, Seller shall not make or permit, or agree to make or permit, any amendment, modification or termination of any Assigned Agreement.

7.04 Insurance and Risk of Loss
     --------------------------

Seller shall maintain its existing policies of insurance. Until the consummation of Closing Seller shall bear the risk of loss and damage to the Business and the Assets.

7.05 Personnel Changes
     -----------------

Except in the ordinary course of business or as already disclosed to Buyer in writing, Seller shall not increase compensation, benefits or other amounts payable to any of its employees. Seller shall not hire additional permanent employees without the written approval of Buyer, except such hiring necessary to maintain adequate levels of staffing.

7.06 Exclusive Dealing
     -----------------

Seller shall not take any action to seek, encourage, solicit or support any inquiry, proposal, expression of interest or offer from any other person or entity with respect to an acquisition, combination or similar transaction involving Seller, the Business, the Facility or any portion of the Assets (except sales of inventory in the ordinary course of business), and Seller will promptly inform Buyer of the existence of any such inquiry, proposal, expression of interest or offer and shall not, without the written consent of Buyer, furnish any information to or participate in any discussions or negotiations with any other person or entity regarding the same.

7.07 Acute Assignments and Consents
     ------------------------------

Seller shall have caused to be delivered Hospital Certificate and Consent/Assignments and Assignment of Dialysis Services Agreements with St. Francis Hospital and Columbus Doctors

Hospital, Inc. and on a best efforts basis Phenix Medical Park formerly Cobb Memorial Hospital, in the forms attached hereto as Exhibit 7.07.

7.08 Leases
     ------

Seller shall have caused to be delivered duly executed lease agreements with respect to the Facilities in the form of Exhibit 7.08 hereof.

7.09 Medical Director Agreement
     --------------------------

Seller shall have caused to be delivered a duly executed Medical Directors Agreement in the form of Exhibit 7.09 hereof.

7.10 Other Agreements
     ----------------

Seller shall have delivered all the agreements, documents and opinions set forth in the Memorandum of Closing provided for in Exhibit 4.03.

7.11 Columbus and Marion Facility
     ----------------------------

Seller shall simultaneously with the Closing finalize and close the sale of the dialysis facilities referred to in the Asset Purchase Agreement between Renal Treatment Centers - Georgia, Inc. and Columbus Regional Dialysis Center, Inc. in accordance with the terms therein and related documents.

                                 ARTICLE EIGHT

                       BUYER'S OBLIGATIONS BEFORE CLOSING

Buyer agrees that from and after the date of this Agreement and to and including the Closing Date:

8.01 Confidentiality
     ---------------

Unless and until the Closing has been completed, Buyer and its officers, directors, and other representatives will hold in strict confidence, and will not use to the detriment of Seller, all data and information obtained from Seller in connection with this transaction or Agreement. If Closing is not completed, this covenant shall survive and Buyer will promptly return to Seller all such data and information.

8.02 Consents
     --------

Buyer shall make reasonable and diligent effort to secure the certification, consent, or approval of any federal, state or local agencies or authorities necessary to permit consummation of the transactions contemplated by this Agreement, except as provided in Section 7.07.


                                  ARTICLE NINE

                  CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

The obligations of Buyer to purchase the Assets and complete Closing are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Article Nine. Buyer may waive any or all of these conditions in whole or in part without prior notice.

9.01 Accuracy of Seller's Representations
     ------------------------------------

All representations and warranties by Seller in this Agreement of a material nature will be true, correct and complete in all respects on and as of the Closing Date as though made on and as of the Closing Date.

9.02 Performance of Seller
     ---------------------

Seller will have performed, satisfied and complied with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by Seller on or before the Closing Date.

9.03 Certificate of Seller's President
     ---------------------------------

Buyer will have received a certificate, dated the Closing Date, executed by Seller's President, certifying that the conditions specified in Sections 9.01 and 9.02 have been fulfilled, in form and substance as provided in attached
Exhibit 4.03.
------------

9.04 Opinion of Seller's Counsel
     ---------------------------

Buyer will have received from counsel for Seller an opinion, dated the Closing Date, in form and substance as provided in attached Exhibit 9.04.
                                                    ------------

9.05 Absence of Litigation
     ---------------------

No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to its Closing will have been instituted or threatened on or before the Closing Date.

9.06 Minimum Utilization
     -------------------

On the Closing Date the total number of Registered Patients of the Facility including the Columbus Regional Dialysis Center Facility and Marion Dialysis Center Facility located at 6228 Bradley Park Drive, Suite B, Columbus, Ohio and 347 Highway 41N Buena Vista, Georgia, respectively, will be no less than two hundred ten (210) ("Minimum Utilization Level" or "MUL"). No Patient or group of Patients, whose transfer in the aggregate would reduce the total number of Patients of the Facility below the MUL, have threatened or indicated an intention to transfer from the Facility. As used herein, the term "Registered Patients" shall mean Patients who have completed and mailed Health Care Financing Administration Form 2728 indicating that they are registered patients of the Facility.

9.07  Physician Referrals
      -------------------

No physician or group of physicians, who in the aggregate serve as attending physician to more than ten percent (10%) of the total number of non-transient patients of the Facility on the date of this Agreement, have threatened or indicated an intention to cease, reduce, limit or restrict their referral of patients to the Facility.

9.08  Reimbursement Changes
      ---------------------

There have been no material changes announced after the date of this Agreement and on or before the Closing Date in the Medicare program's reimbursement of institutional dialysis services and supplies.

9.09  Auditor's Report
      ----------------

Seller hereby agrees, in good faith, to cooperate and assist Buyer and its accountants in performing at Buyer's cost any audit of Seller's books and records required in connection with the Closing.

9.10  Employees
      ---------

Seller shall have delivered to Buyer evidence satisfactory to Buyer that each of Seller's employees has been compensated for all paid time off, including vacation and sick pay, which has accrued to each such employee as of the Closing Date, in accordance with Seller's standard policies and procedures, as may be adjusted pursuant to Section 3.03 hereof.


9.11  Consents and Approvals
      ----------------------

All certifications, consents or approvals necessary to permit consummation of the Closing will have been received on or before the Closing Date.

9.12  Agreements
      ----------

In addition to the Agreements set forth in the Memorandum of Closing, Buyer shall have entered into, on or before the Closing Date, the additional Agreements as provided in attached Exhibit 9.12 in form and substance acceptable
                                   ------------
to Buyer.


                                  ARTICLE TEN

                  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

The obligations of Seller to sell, assign and transfer the Assets and complete the Closing are subject to the satisfaction, at or before the Closing, of all the conditions in this Article Ten. Seller may waive any or all of these conditions in whole or in part without prior notice.

10.01  Accuracy of Buyer's Representations
       -----------------------------------

All representations and warranties by Buyer in this Agreement of a material nature will be true, correct and complete in all respects on and as of the Closing Date as though made on and as of the Closing Date.

10.02  Performance of Buyer
       --------------------

Buyer will have performed, satisfied and complied with all covenants and agreements required by this Agreement to be performed, satisfied or complied with by Buyer on or before the Closing Date.

10.03  Certificate of Buyer
       --------------------

Seller will have received a certificate, dated the Closing Date, executed by Buyer's President, certifying that the conditions specified in Sections 10.01 and 10.02 have been fulfilled, in form and substance as provided in attached

Exhibit 4.03.
------------

10.04  Opinion of Buyer's Counsel
       --------------------------

Seller will have received from counsel for Buyer an opinion, dated the Closing Date, in form and substance as provided in attached Exhibit 10.04.
                                                    -------------


                                ARTICLE ELEVEN

                                OTHER AGREEMENTS

11.01  Certain Payments
       ----------------

Except for such liabilities and obligations expressly assumed by the Buyer hereby, Seller shall promptly as and when due and in due course pay and fully discharge all liabilities, claims, obligations, debts and expenses which relate to, or arise out of, the operation or ownership of the Business, the Facility or the Assets on or before the Closing Date, including without limitation amounts owed to employees, Taxes and Overpayments, and which, if not satisfied, would constitute a lien on the Assets or give rise to successor liability on the part of Buyer.

11.02  Accounts Receivable
       -------------------

In the event Seller shall receive any payment which relates to the accounts receivable generated from services rendered at the Facility after the Closing Date, Seller shall promptly transmit these funds to Buyer. In the event Buyer receives any payment which relates to accounts receivable generated from services rendered at the Facility on or before the Closing Date, Buyer shall promptly transmit these funds to Seller.

11.03  Medicare Cost Reports
       ---------------------

Seller shall promptly prepare, submit to Buyer for its review, and file Medicare cost reports for the Facility for all periods up to and including the Closing Date within the time provided by applicable law and regulations. Buyer agrees to cooperate and assist Seller at Seller's cost in the preparation of Seller's Medicare cost reports.

11.04  Tail Insurance
       --------------

Seller shall deliver to Buyer at the Closing a Certificate of Insurance evidencing the effective date of insurance coverage issued on a per occurrence basis, in form and substance satisfactory to Buyer. The insurance shall be health care service professional liability coverage with a financially sound and reputable insurance company or association selected by Seller and acceptable to Buyer, with limits of liability of $1,000,000 per loss and $3,000,000 annual aggregate, naming Seller, its individual shareholders or its successor in interest, as may be appropriate, as an insured and covering the health care services professional liability risk arising out of Seller's operation of the Business and Facilities after the Closing Date. Buyer will cooperate with Seller in obtaining the favorable rates reasonably possible on tail coverage from its current provider.


11.05  Tax Matters
       -----------

Each party will provide the other such assistance as may reasonably be requested in connection with the preparation of any tax return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for taxes, and each will retain and provide the other with any records or information which may be relevant to such return, audit or examination, proceedings or determination. The party requesting assistance hereunder shall reimburse the other party for reasonable expenses incurred in providing such assistance. Any information obtained pursuant to this Section or pursuant to any other Section hereof providing for the sharing of information or the review of any tax return or other schedule relating to taxes shall be kept confidential by the parties, and shall not be used to the detriment of the other party or for the benefit of the requesting party.

11.06  Records and Documents
       ---------------------

For ten (10) years following the Closing Date, Seller and Buyer shall grant to each other and its respective representatives, at the other's request, at such reasonable times during regular business hours as may be requested by such other party, access to and the right to make copies of those records and documents related to the Business, the Facility or the Assets, possession of which is retained by the other, as such other party may deem to be necessary or useful in regard to the Business, the Facility or the Assets. If during such period the other party elects to dispose of such records, such other party
shall first give   the other 90 days' written notice, during which period  the other party shall have the right to take such records.

11.07  Seller's Indemnification
       ------------------------

(i)    Extent of Indemnity.  Seller agrees to indemnify and hold harmless Buyer
       -------------------
from and against:

       (a) Any loss, liability, claim, obligation, damage or deficiency arising out or resulting from any material misrepresentation, breach of warranty or nonfulfillment of any agreement on the part of the Seller;

       (b) Any loss, liability, claim, obligation, damage or deficiency arising out of or resulting from operation or ownership of the Business, the Facility or Assets after the Closing Date;

       (c) Any actions, judgements, costs and expenses (including reasonable actual fees of attorneys and all other expenses incurred by Buyer in investigating, preparing for, or defending any litigation or proceeding, commenced or threatened) incident to any of the foregoing or the enforcement of this Section 11.07.

For the purposes of this Agreement, the aggregate amount of such losses, liabilities, claims, obligations, damages, deficiencies, costs, expenses and fees shall be hereinafter referred to as "Damage" or "Damages".

(ii) Limitations on Liability.  Seller shall not be liable under Section 11.07
     ------------------------
for Damages in the event Damages in the aggregate are less than  $25,000.
If the aggregate amount of Damages exceeds $25,000, then Buyer may claim indemnification for the entire aggregate amount of Damages. In no event shall Seller's obligation for Damages exceed the Purchase Price.

(iii)  Time Limit on Claims.  Any claim for Damages under Section 11.07 must be
       --------------------
made on or before March 31, 1998. A claim shall be made by written notice specifying the nature of the claim and as otherwise provided in Section 11.07 and shall be deemed to be made on the date as provided in Section 16.01. Notwithstanding the foregoing there shall be no time limit on claims involving personal injury or malpractice, taxes, or overpayments.

(iv) Certain Matters Excluded.  Notwithstanding anything to the contrary in this
     ------------------------
Section 11.07, no limitation or condition of liability provided in this Section shall apply to the breach of any of the representations and warranties contained herein if such representation or warranty was made with the intent to deceive.

(v)  Procedure.  Buyer shall give prompt written notice of any indemnification
     ---------
claim hereunder to the Seller specifying the amount and nature of the claim, and giving the Seller the right to contest any such claim; provided, however, that the failure of Buyer to so notify Seller shall not relieve the Seller of its obligations hereunder, unless and only to the extent that such failure to notify prejudices Seller. If any such claim is made hereunder by the Buyer and the Seller does not elect to undertake the defense thereof by written notice within thirty (30) days after receipt of the original notice from the Buyer, the Buyer shall be entitled to indemnity hereunder to the extent of its Damages in respect of such claim.
To the extent that the Seller undertakes the defense of such claim in good faith by proceeding diligently at its expense, and without materially impairing the financial condition or operations of the Buyer, the Buyer shall be entitled to indemnity hereunder only if, and to the extent that, such defense is unsuccessful as determined by a final judgement of a court of competent jurisdiction or is settled with the consent of the Seller.
The Buyer shall have the right to participate in the defense of such claim at its sole cost and expense.


11.08 Buyer's Indemnification.
      -----------------------

(i)   Extent of Indemnity.  Buyer agrees to indemnify and hold harmless Seller
      -------------------
from and against:


      (a) Any loss, liability, claim, obligation, damage or deficiency arising out or resulting from any material misrepresentation, breach of warranty or nonfulfillment of any agreement on the part of the Buyer.

      (b) Any loss, liability, claim, obligation, damage or deficiency arising out of or resulting from operation or ownership of the Business, the Facility or Assets after the Closing Date;

      (c) Any actions, judgements, costs and expenses (including reasonable actual fees of attorneys and all other expenses incurred by Seller in investigating, preparing for, or defending any litigation or proceeding, commenced or threatened) incident to any of the foregoing or the enforcement of this Section 11.08;

      (d) Any and all claims arising under the assumed Liabilities on or after the Effective Date.

For the purposes of this Agreement, the aggregate amount of such losses, liabilities, claims, obligations, damages, deficiencies, costs, expenses and fees shall be hereinafter referred to as "Damage" or "Damages".

(ii)  Limitations on Liability.  Buyer shall not be liable under Section 11.08
      ------------------------
for Damages in the event Damages in the aggregate are less than $25,000; provided that such limitations shall not apply to the Assumed Liabilities.
If the aggregate amount of Damages exceeds $25,000, then Seller may claim indemnification for the entire aggregate amount of Damages. In no event shall Buyer's obligation for Damages exceed the Purchase Price.

(iii) Time Limit on Claims.  Any claim for Damages under Section 11.08 must be
      --------------------
made on or before March 31, 1998. A claim shall be made by written notice specifying the nature of the claim and as otherwise provided in Section 11.08 and shall be deemed to be made on the date as provided in Section 16.01. Notwithstanding the foregoing there shall be no time limit on claims involving Assumed Liabilities under Section 2.03.

(iv)  Certain Matters Excluded.  Notwithstanding anything to the contrary in
      ------------------------
this Section 11.08, no limitation or condition of liability provided in this Section shall apply to the breach of any of the representations and warranties contained herein if such representation or warranty was made with the intent to deceive or with respect to any Assumed Liabilities under
Section 2.03.

(v)   Procedure.  Seller shall give prompt written notice of any indemnification
      ---------
claim hereunder to the Buyer specifying the amount and nature of the claim, and giving the Buyer the right to contest any such claim; provided, however, that the failure of Seller to so notify Buyer shall not relieve the Buyer of its obligations hereunder, unless and only to the extent that such failure to notify prejudices Buyer. If any such claim is made hereunder by the Seller and the Buyer does not elect to undertake the defense thereof by written notice within thirty (30) days after receipt of the original notice from the Seller, the Seller shall be entitled to indemnity hereunder to the extent of its Damages in respect of such claim. To the extent that the Buyer undertakes the defense of such claim in good faith by proceeding diligently at its expense, and without materially impairing the financial condition or operations of the Seller the Seller shall be entitled to indemnity hereunder only if, and to the extent that, such defense is unsuccessful as determined by a final judgement of a court of competent jurisdiction or is settled with the consent of the Buyer. The Seller shall have the right to participate in the defense of such claim at its sole cost and expense.

11.09  Survival
       --------

All representations, warranties, covenants, and agreements made by any party to this Agreement or pursuant hereto shall survive the Closing and any investigation at any time made by or on behalf of any party hereto.

 11.10  Other Documents and Action
        --------------------------

Buyer and Seller shall, at any time at or after the Closing Date, execute and deliver all such documents and instruments and do or cause to be done all such other acts and things as may be reasonably necessary to carry out the terms of this Agreement.

 11.11  Notice
        ------

If requested by either party, Buyer and Seller shall issue a joint notice advising of the purchase of the Assets by Buyer.


                                 ARTICLE TWELVE

                               FEES AND EXPENSES

12.01  Transaction Costs
       -----------------

Each of the parties shall pay the respective costs and expenses incurred or to be incurred by it in negotiation and preparation of this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

                                 ARTICLE THIRTEEN

                               FORM OF AGREEMENT

13.01  Headings
       --------

The subject headings of the articles and sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

13.02  Modification and Waiver
       -----------------------

This Agreement constitutes the entire Agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

13.03  Counterparts
       ------------

This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed counterparts may be delivered by telecopier which counterparts shall have the same effect as the Agreement itself.

13.04  Governing Law
       -------------

This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, conflict of laws provisions notwithstanding.

13.05  Time
       ----

Time is of the essence to this Agreement.

                                 ARTICLE FOURTEEN

                                    PARTIES

14.01  Successors and Assigns; Assignment
       ----------------------------------

This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors, and assigns. Neither party may assign this Agreement, except Buyer which may assign this Agreement and its rights and obligations hereunder, in whole or in part, to Renal Treatment Centers, Inc. or any wholly-owned subsidiary of Renal Treatment Centers, Inc.; provided that it does not release Renal Treatment Center, Inc. from any of its obligations to Seller.


                                ARTICLE FIFTEEN

                                    REMEDIES

15.01  Mediation After Closing
       -----------------------

(i) If, after the consummation of Closing, a dispute relating to this Agreement arises between the parties hereto, the parties agree to use the following procedure prior to either party's pursuing other available remedies.

       (a) A meeting shall be held promptly between the parties, attended by individuals with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute.

       (b) If, within thirty (30) days after such meeting, the parties have not succeeded in negotiating a resolution of the dispute, they agree to submit the dispute to mediation in accordance with the Commercial Mediation Rules of the American Arbitration Association and to bear equally the costs of the mediation.

       (c) The parties will jointly appoint a mutually acceptable mediator, seeking assistance in such regard from the American Arbitration Association if they have been unable to agree upon such appointment within twenty (20) days from the conclusion of the negotiation period.

       (d) The parties agree to participate in good faith in the mediation and negotiations related thereto for a period of thirty (30) days. If the parties are not successful in resolving the dispute through mediation, then the parties may agree to submit the matter to binding arbitration or a private adjudicator, or either party may seek an adjudicated resolution through the appropriate court.

(ii) Notwithstanding the foregoing, nothing herein shall be construed as limiting a party's right to seek at any time injunctive relief from any court of appropriate jurisdiction.


                                ARTICLE SIXTEEN

                                    NOTICES

16.01  Notices
       -------

All notices, claims, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made on the date of service if served personally or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as set forth above. Any party may change its address for the purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.


PHENIX CITY NEPHROLOGY                  RENAL TREATMENT CENTERS -
  REFERRAL CENTER, INC.                  ALABAMA, INC.



BY:/s/ Ashok Kumar                       By: /s/ Thomas J. Karl
   ------------------------                 ------------------------
Ashok Kumar                                  Thomas J. Karl
President                                    Vice President